UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 2 , 2004

(Date of Report — date of earliest event reported)

GRANITE FALLS COMMUNITY ETHANOL PLANT, LLC

(Exact name of registrant as specified in charter)

Minnesota

(State or other jurisdiction of incorporation or organization)

333-99065	41-1997390

(Commission File No.)	(IRS Employer Identification No.)

2448 — 540th Street, Suite 1, P.O. Box 216, Granite Falls, MN 56241-0216

(Address of principal executive offices)

(320) 564-3100

(Registrant’s telephone number, including area code)

(Former Name and Address)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     The Company issued a press release, which is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing the Company’s receipt of the minimum requisite funds for its initial public offering.

Item 9.01. Financial Statements and Exhibits.

     (c)    Exhibits:

99.1	Press release dated September 2, 2004 announcing the Company’s receipt of the minimum requisite funds for its initial public offering.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 7, 2004	GRANITE FALLS COMMUNITY ETHANOL PLANT, LLC
/s/ Paul Enstad
Paul Enstad
Chief Manager and Chairman of the Board (Principal Executive Officer)

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EXHIBIT INDEX

Exhibit 99.1	Press release dated September 2, 2004 announcing the Company’s receipt of the minimum requisite funds for its initial public offering

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